UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant

[X]

Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 12a-6(e)(2))

[X]

Definitive Proxy Statement

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Additional Materials

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Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

Ancora Trust

(Exact name of registrant as specified in charter)

One Chagrin Highlands

2000 Auburn Drive, Suite 300

Cleveland, Ohio 44122

(Address of principal executive offices)

Richard A. Barone

c/o Ancora Trust

One Chagrin Highlands

2000 Auburn Drive, Suite 300

Cleveland, Ohio 44122

(Name and address of agent for service)

Copy to:

Michael J. Meaney, Esq.

McDonald Hopkins Co., LPA

600 Superior Avenue East, Suite 2100

Cleveland, Ohio 44114

Registrant’s telephone number, including area code: 216-825-4000

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies:

____________________________________________________________________

2)

Aggregate number of securities to which transaction applies:

____________________________________________________________________

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________

4)

Proposed maximum aggregate value of transaction:

____________________________________________________________________

5)

Total fee paid:

____________________________________________________________________

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

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2)

Form, Schedule or Registration Statement No.:

____________________________________________________________________

3)

Filing Party:

____________________________________________________________________

4)

Date Filed:

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ANCORA INCOME FUND

ANCORA EQUITY FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA BANCSHARES

ANCORA HOMELAND SECURITY FUND

ANCORA TRUST

ONE CHAGRIN HIGHLANDS

2000 AUBURN DRIVE, SUITE 300

CLEVELAND, OHIO 44122

August 30, 2006

Dear Shareholder:

A Special Meeting of the Shareholders (the “Meeting”) of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares, and Ancora Homeland Security Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Ancora Trust (the “Trust”), will be held on October 5, 2006, at 10:00 a.m. Eastern Time.  The Meeting will be held at the offices of Ancora Capital in the building’s first floor meeting room, located at 2000 Auburn Drive, Cleveland, Ohio.  The Meeting will be held for the following purposes:

Proposal 1.

The election of five Trustees to the Board of Trustees of the Trust
(the “Board”);

Proposal 2.

The approval of a new investment advisory agreement with Ancora Advisors LLC (the “Advisor”), the investment adviser for your Fund; and

Proposal 3.

To transact such other business as may properly come before the Meeting.

Shareholders of record of each Fund (collectively, the “Shareholders”) as of the close of business on August 10, 2006, are entitled to notice of, and to vote at, the Meeting and any and all adjournments thereof.

Under the Advisor’s operating agreement, nonvoting units held by certain of the Advisor’s investors will convert to voting units of the Advisor on November 1, 2006
(the “Transaction”).  A more thorough description of the Transaction and the Advisor is contained in the enclosed Proxy Statement.  Under applicable law, the Transaction will cause the existing investment advisory agreement between the Trust on behalf of each Fund and the Advisor to immediately terminate.

Accordingly, in order for the Advisor to continue to serve as investment adviser to the Funds after completion of the Transaction, the Shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust on behalf of each Fund and the Advisor (the “New Agreement”).  The New Agreement contains substantially the same terms as the Existing Agreement, differing only in the effective and termination dates and with minor updating changes.  If approved by the Shareholders at the Meeting, the New Agreement would take effect on November 1, 2006.

Your Fund and its investment objectives will not change as a result of this proxy solicitation or the Transaction.  You will still own the same shares in such Fund.

After careful consideration, the Board approved each proposal and recommends that the Shareholders vote “For” each proposal.

Your vote is important regardless of the number of shares you own.  Please take a few minutes to read the Proxy Statement and cast your vote.  If you do not vote promptly, the Advisor may incur the additional expense of subsequent mailings.  It is important that we receive your vote no later than 10:00 a.m. on October 5, 2006.  If you have more than one account registered in your name, you will receive one proxy card for each account.  Please vote and return each proxy card that you receive.

We understand that you may have questions about the Transaction.  If you have any questions before you vote, please review the attached “Questions and Answers” or call the Funds at 1-866-626-2672.  We will help you get the answers you need promptly. We appreciate your participation and prompt response in this matter and thank you for your continued support of Ancora Trust.

Sincerely,

/s/ Richard A. Barone

-----------------------------

Richard A. Barone,

Chairman of the Board of Trustees,

Ancora Trust

**PLEASE REMEMBER TO VOTE**

ANCORA INCOME FUND

ANCORA EQUITY FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA BANCSHARES

ANCORA HOMELAND SECURITY FUND

ANCORA TRUST

ONE CHAGRIN HIGHLANDS

2000 AUBURN DRIVE, SUITE 300

CLEVELAND, OHIO 44122

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

QUESTIONS AND ANSWERS

Q:  What is happening?

A:  Ancora Advisors LLC (the “Advisor”) is the investment adviser to Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares, and Ancora Homeland Security Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Ancora Trust (the “Trust”).  Under the Advisor’s operating agreement, nonvoting units held by certain of the Advisor’s investors will convert to voting units of the Advisor on
November 1, 2006 (the “Transaction”).  Under the Investment Company Act of 1940, and the rules and regulations proscribed thereunder, as amended (the “1940 Act”), the Transaction may be deemed an “assignment” that will automatically terminate the existing investment advisory agreement between the Trust on behalf of each Fund and the Advisor (the “Existing Agreement”).  Accordingly, in order for the Advisor to continue to serve as investment adviser to the Funds after completion of the Transaction, shareholders of each Fund (collectively, the “Shareholders”) are being asked to approve a new investment advisory agreement between the Trust on behalf of each Fund and the Advisor (the “New Agreement”).

Q:  Will the New Agreement change the fees and expenses associated with my investment in any Fund or the services provided to any Fund by the Advisor?

A:  The New Agreement contains substantially the same terms as the Existing Agreement, differing only in the effective and termination dates and with minor updating changes.  The fees and expenses associated with your investment in any Fund will NOT change under the New Agreement.  The services provided by the Advisor to the Funds will not change, although it is anticipated that following the approval of the New Agreement by the Shareholders,  Richard A. Barone, the current portfolio manager of Ancora Equity Fund, Ancora Specialty Opportunity Fund, and Ancora Homeland Security Fund will remain in this capacity with Denis J. Amato being added as the co-portfolio manager of those Funds.  Richard A. Barone will continue to be the co-portfolio manager of Ancora Bancshares with Robert N. Barone.  Richard A. Barone will continue to be the portfolio manager of Ancora Income Fund.  The Funds’ investment objectives will not change and you will still own the same shares in any Fund in which you invest.

Q:  What other matters am I being asked to vote on?

A:  You are also be asked to elect five Trustees to the Board of Trustees of the Trust
(the “Board”) and vote on any other matter that may be properly come before the meeting of the Shareholders of the Funds (the “Meeting”) or any adjournment thereof.

Q:  Why is an election of Trustees being held at this time?

A:  All but one of the Trustees who currently serve on the Board have served since prior to the inception of the Funds and were elected by the Trust’s initial shareholder.  Election by the Shareholders of the Trustees at the Meeting would reduce the possibility that an additional shareholder meeting would be required solely for the purpose of electing Trustees at a later date.  This possibility exists because, under the 1940 Act, at least a majority of the Trustees must have been elected by the Shareholders.  If all the Trustees standing for election are approved by the Shareholders, 80% of the Board will consist of “Non-Interested Trustees” and 100% of the Board will have been elected by the Shareholders.  These percentages meet or exceed applicable legal standards.

Q:  How does the Board recommend that I vote?

A:  After careful consideration, the Board recommends that you vote “FOR” Proposal 1 listed on the proxy card and “FOR” each of the Trustees standing for re-election to the Board listed in Proposal 2.

Q:  Will my Fund pay for this proxy solicitation?

A:  No, the Fund will not bear these costs.

Q:  How can I vote?

A:  To vote, you may use any of the following methods:

By Mail.  Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

In Person.  Shareholders can also vote in person at the Special Meeting of the Shareholders to be held on October 5, 2006.

Q:  Whom do I call for more information?

A:  Please call the Funds at 1-866-626-2672.

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NOTICE OF SPECIAL MEETING

OF THE SHAREHOLDERS OF

ANCORA INCOME FUND

ANCORA EQUITY FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA BANCSHARES

ANCORA HOMELAND SECURITY FUND

ANCORA TRUST

Notice is hereby given that a Special Meeting of the Shareholders (the “Meeting”) of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares and Ancora Homeland Security Fund (each, a “Fund” and collectively, the “Funds”), each a series of Ancora Trust (the “Trust”), will be held on October 5, 2006, at 10:00 a.m. Eastern Time.  The Meeting will be held at the offices of Ancora Capital in the building’s first floor meeting room, located at 2000 Auburn Drive, Cleveland, Ohio.  The Meeting will be held for the following purposes:

Proposal 1.

To elect five members of the Board of Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of any adjournment of the Meeting, such later date as shareholder approval is obtained;

Proposal 2.

To approve or disapprove a new investment advisory agreement between the Trust on behalf of each Fund and Ancora Advisors LLC; and

Proposal 3.

To transact such other business as may properly come before the Meeting.

The Board of Trustees of the Trust recommends that you vote to approve each nominee for Trustee and vote to approve the new investment advisory agreement.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Meeting or any adjournments thereof.

The persons named as proxies in the enclosed proxy card(s) will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof in the manner described below.  Additional business would include only matters that were not anticipated as of the date of this notice.

If the necessary quorum to transact business for each Fund, or the vote required to approve any proposal by each Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.  The persons named as proxies will vote “For” any adjournment those proxies which instruct them to vote for a proposal and will vote “Against” any adjournment those proxies which instruct them to vote against a proposal.

Only shareholders of record of each Fund (collectively, the “Shareholders”) at the close of business on August 10, 2006 are entitled to notice of, and to vote at, the Meeting and any and all adjournments thereof.

All Shareholders are cordially invited to attend the Meeting in order to avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting.  You may vote easily and quickly by mail.  To vote by mail, please complete and mail your proxy card(s) in the enclosed postage-paid return envelope.  It is important and in your interest for you to vote so that a quorum to transact business for your Fund will be present and a maximum number of shares may be voted.  You may revoke your proxy at any time prior to the Meeting.

By Order of the Board of Trustees,

Sincerely,

/s/ Richard A. Barone

-----------------------------

Richard A. Barone,

Chairman of the Board of Trustees,

Ancora Trust

ANCORA INCOME FUND

ANCORA EQUITY FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA BANCSHARES

ANCORA HOMELAND SECURITY FUND

ANCORA TRUST

ONE CHAGRIN HIGHLANDS

2000 AUBURN DRIVE, SUITE 300

CLEVELAND, OHIO 44122

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 5, 2006

INTRODUCTION

This Proxy Statement is furnished by the Board of Trustees of Ancora Trust (the “Trust”) in connection with the solicitation of proxies to be voted at the Special Meeting of Shareholders (the “Meeting”) of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares, and Ancora Homeland Security Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust.  The Meeting, and any adjournments thereof, is to be held at the offices of Ancora Capital located at 2000 Auburn Drive, Cleveland, Ohio.  The Meeting will be held in the building’s first floor meeting room on Thursday, October 5, 2006 at 10:00 a.m. Eastern Time.

Only shareholders of record of each Fund at the close of business on Thursday, August 10, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any and all adjournments thereof.  As of the Record Date, the number or shares of beneficial interest of each Fund outstanding and entitled to vote at the Meeting are set forth in Appendix A.  Each whole share will be entitled to one vote at the Meeting and each fractional share will be entitled to a proportionate fractional vote.

The shareholders of record of each Fund (collectively, the “Shareholders”) will vote separately on each of the proposals.  The failure to approve any proposal by the shareholders of one Fund will not affect the approval of such proposal by the shareholders of another Fund.

The Notice of Special Meeting, this Proxy Statement and the proxy card(s) were first mailed to Shareholders on or about August 30 2006.

The proposals to be submitted to the Shareholders are as follows:

Proposal 1.

To elect five members of the Board of Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of an adjournment of the Meeting, such later date as shareholder approval is obtained;

Proposal 2.

To approve or disapprove a new investment advisory agreement between the Trust on behalf of each Fund and the Advisor; and

Proposal 3.

To transact such other business as may properly come before the Meeting.

The Shareholders of each Fund may vote on Proposal 1 and Proposal 2.

The Board of Trustees of the Trust (the “Board”) recommends that you vote to approve each nominee for Trustee and vote to approve the new investment advisory agreement.

The persons named as proxies in the enclosed proxy card(s) will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof in the manner described below.  Additional business would include only matters that were not anticipated as of the date of this Proxy Statement.

If the necessary quorum to transact business for any Fund, or the vote required to approve any proposal by any Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.  The persons named as proxies will vote “For” any adjournment those proxies which instruct them to vote for a proposal and will vote “Against” any adjournment those proxies which instruct them to vote against a proposal.

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s).  If your proxy card(s) is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions.  If your proxy card(s) is properly executed and returned and no choice is specified on the proxy with respect to any proposal, the proxy will be voted “FOR” the approval of all such proposals and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting.  Shareholders who execute proxies may revoke or change their proxy at any time prior to the time they are voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, or by attending the Meeting and voting in person at the Meeting.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, but you wish to attend the Meeting and vote your shares, or revoke a previous proxy at the Meeting, you must first request a legal proxy from the bank, broker-dealer, or other third-party intermediary that authorizes you to take such action.  Upon our receipt of the legal proxy, any previously executed proxy with respect to your shares will be revoked, and your vote will only be counted if you legally appoint another proxy to vote on your behalf or if you appear at the Meeting and vote in person.

Copies of the Funds’ most recent annual and semi-annual reports, including financial statements, previously have been sent to Shareholders.  This Proxy Statement should be read in conjunction with the Funds’ annual and semi-annual reports.  To request the Funds’ annual report, the Funds’ semi-annual report, or other information about the Funds, free of charge, and to make shareholder inquiries, call the Funds at 1-866-626-2672 or write to the Funds in care of Ancora Trust, One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122.  The Funds also make available their annual and semi-annual reports, free of charge, on the Funds’ internet site at www.ancorafunds.com.

Please read this Proxy Statement carefully for information concerning the proposal to be placed before the Meeting or any adjournments thereof.  Information about the Advisor has been provided by the Advisor.

PROPOSAL 1

ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST

At the Meeting, you will be asked to elect each of Raj Aggarwal, Richard A. Barone, Donald Lerner, Anne Peterson Ogan and Austin J. Mulhern as a trustee of the Trust (each, a “Trustee” and collectively, the “Trustees”).  Each of the nominees currently serves as a Trustee.  Mr. Mulhern was appointed by the Board in November, 2005.  The remaining Trustees were previously elected by the Trust’s initial shareholder prior to the Funds’ commencement of operations in January, 2004.  Mr. Barone is deemed to be an “interested person” of the Trust for purposes of the Investment Company Act of 1940, and the rules and regulations proscribed thereunder, as amended (the “1940 Act”) and, therefore, serves as an “Interested Trustee” of the Trust.  Each of the other nominees is not an “interested person” of the Trust for purposes of the 1940 Act (each a “Non-Interested Trustee” and collectively, the “Non-Interested Trustees”).  Each nominee was nominated at the recommendation of the Non-Interested Trustees.  All of the nominees will continue to serve as Trustees whether or not the Shareholders approve this proposal.

The persons named in a proxy card(s) will vote for the election of each of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy.  Each Trustee so elected will serve as a Trustee until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed, as provided in the governing documents of the Trust.  Each of the nominees has indicated that he or she is willing to serve as a Trustee.  If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such substitute nominee or nominees as the Board may recommend.

WHO ARE THE NOMINEES TO THE BOARD?

The table below lists the nominees, their age, current positions held with the Trust, length of time served, term of office, principal occupations during the last five years, the number of Funds or portfolios in the complex of the Trust overseen by the nominee, and number of other directorships held outside of the Trust.

Interested Trustee:

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard A. Barone(1) One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122, 63	Chairman, Trustee and Portfolio Manager	Since August 2, 2003

Portfolio Manager of the Ancora Funds since 2004; Chairman and Manager of Ancora Advisors LLC since 2003; Chairman and Director of Ancora Capital, Inc. since 2002; Chairman and Director of Ancora Securities, Inc. since 2000; member of the Executive Committee of the Ancora entities since 2006; Portfolio Manager of Fifth Third Investment Advisors from 2001 to 2003; Chief Executive Officer of Maxus Investment Group (financial services) until 2001; Portfolio Manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund until 2001; member of the Board of Directors of The Stephen Company (personal grooming products).

				5	None.

(1) Richard A. Barone is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with the Advisor.

(2) The Trustee holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the Trustee dies, resigns or is removed.

Non-Interested Trustees:

Name, Address and Age	Position Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Raj Aggarwal Firestone Chair in Finance, Graduate School of Management, BSA 434 Kent, Ohio 44242, 58	Trustee	Since November 15, 2003	Firestone Chair in and Professor of Finance at Kent State University from 1999 to the present; Mellon Chair in and Professor of Finance at John Carroll University from 1987 to 1999.	5	None.
Donald Lerner 200 North Folk Dr., Bentleyville, Ohio 44022, 70	Trustee	Since November 15, 2003	Consultant to the marking device industry and private investor since 1999. Owner of Ace Rubber Company (marking devices) until 1999.	5	None.
Anne Peterson Ogan, 115 West Juniper Lane, Moreland Hills, Ohio 44022, 59	Trustee	Since November 15, 2003	President of The Proper Analysis Corp. (investment management firm) from 1993 to the present.	5	None.
Austin J. Mulhern 10630 Wyndtree Drive Concord Twp, Ohio 44077, 64	Trustee	Since November 15, 2005	Chairman and financial advisor of Tenth Floor, LLC (Internet marketing and technology company) from 2001 to the present; Senior Vice President and Chief Financial Officer of FirstMerit Corporation from 1998 to 1999.	5	None.

(1) Each Trustee holds office for an indefinite term until the earlier of (a) the election of his or her successor or (b) the date the Trustee dies, resigns or is removed.

For the Interested Trustee, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

Name of Trustee or Officer	Positions Held with Affiliated Persons or Principal Underwriters of the Funds
Richard A. Barone

Ancora Advisors LLC, Chairman and Manager

Ancora Securities, Inc., Chairman and Director

Ancora Capital Inc., Chairman and Director

The Ancora Funds, Portfolio Manager

Ancora entities, member of the Executive Committee

Board Interest In the Funds:

As of July 24, 2006, the Trustees owned the following amounts of shares of the Funds:

Name of Trustee	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Richard A. Barone	Ancora Income Fund	Over $100,000	Over $100,000
	Ancora Equity Fund	Over $100,000
	Ancora Special Opportunity Fund	Over $100,000
	Ancora Bancshares	Over $100,000
	Ancora Homeland Security Fund	Over $100,000
Raj Aggarwal	Ancora Income Fund	None	None
	Ancora Equity Fund	None
	Ancora Special Opportunity Fund	None
	Ancora Bancshares	None
	Ancora Homeland Security Fund	None
Donald Lerner	Ancora Income Fund	Over $100,000	Over $100,000
	Ancora Equity Fund	$10,001 - $50,000
	Ancora Special Opportunity Fund	$10,001 - $50,000
	Ancora Bancshares	None
	Ancora Homeland Security Fund	None
Austin J. Mulhern	Ancora Income Fund	None	None
	Ancora Equity Fund	None
	Ancora Special Opportunity Fund	None
	Ancora Bancshares	None
	Ancora Homeland Security Fund	None
Anne Peterson Ogan	Ancora Income Fund	$1 - $10,000	$10,001-$50,000
	Ancora Equity Fund	$1 - $10,000
	Ancora Special Opportunity Fund	$1 - $10,000
	Ancora Bancshares	$1 - $10,000
	Ancora Homeland Security Fund	None

Compensation

No officer, director or employee of the Advisor or of any parent, subsidiary or affiliate receives any compensation from the Funds for serving as a Trustee of the Funds.  Each Trustee who is not an Interested Person in the Advisor will receive from each of the Funds the following fees for each Board or shareholders meeting attended:

Fee per Meeting	Net Assets of the Funds
$100	$10,000,000 or less
$150	$10,000,000 to $15,000,000
$200	$15,000,001 to $20,000,000
$250	$20,000,001 to $25,000,000
$300	$25,000,001 to $30,000,000
$350	$30,000,001 to $35,000,000
$400	$35,000,001 to $40,000,000
$450	$40,000,001 to $45,000,000
$500	$45,000,001 to $50,000,000
$550	$50,000,001 to $55,000,000
$600	$55,000,001 to $60,000,000
$650	$60,000,001 to $65,000,000
$700	$65,000,001 to $70,000,000
$750	$70,000,001 to $75,000,000
$800	$75,000,001 to $80,000,000
$850	$80,000,001 to $85,000,000
$900	$85,000,001 to $90,000,000
$950	$90,000,001 to $95,000,000
$1,000	Over $95,000,000

The fees paid to the Trustees for the 2005 fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

Name of Person, Position	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds Paid to Directors
Richard A. Barone, Trustee	$0	$0	$0	$0
Raj Aggarwal, Trustee	$2,050	$0	$0	$2,050
Donald Lerner, Trustee	$2,050	$0	$0	$2,050
Austin J. Mulhern, Trustee	$0	$0	$0	$0
Anne Peterson Ogan, Trustee	$2,050	$0	$0	$2,050

BOARD COMMITTEES

Audit Committee

The Board has appointed a standing audit committee (the “Audit Committee”) comprised solely of Non-Interested Trustees.  The members of the Audit Committee are currently Raj Aggarwal, Donald Lerner, Austin J. Mulhern and Anne Peterson Ogan.  The Audit Committee meets at least once per year.  In the last fiscal year, the Audit Committee met three times.

The Audit Committee has the responsibility to, among other things: (i) select, oversee and set the compensation of the Trust’s independent auditors; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Funds’ financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust’s independent registered public accountants and the full Board.

The Board has not appointed a standing nominating committee or a standing compensation committee.  The Board believes that it is appropriate for the Trust not to have a nominating committee because of the relatively small size of the Funds and the Board and because such a committee would be an unnecessary expense to the Funds and their respective shareholders.  In addition, the Board believes that the function of a nominating committee can be served by the Non-Interested Trustees, all of whom participate in the consideration of nominees to the Board.

OTHER BOARD MATTERS

Code of Ethics

The Trust and the Advisor have each adopted a code of ethics, under Rule 17k-1 of the 1940 Act, that permit their respective personnel to invest in securities that may be purchased or held by the Funds.

Number of Meetings of the Board and its Committees

In the last fiscal year, the Board met four times, which number includes regularly scheduled and special meetings of the Board.  None of the Trustees attended fewer that 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which he or she served as a Trustee; and (ii) the total number of meetings held by all committees of the Board on which he or she served that were held during the period for which he or she served as a Trustee.

Annual Meeting of the Shareholders

The Trust does not hold annual meetings of the shareholders.

Communicating with the Board

Shareholders can send communications to the Board or to individual Trustees by writing to the Board or Trustee as follows: c/o Ancora Trust, One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122.

BOARD RECOMMENDATION ON PROPOSAL 1

The Board unanimously recommends a vote “For” the election of each of the nominees to the Board.

PROPOSAL 2

BACKGROUND INFORMATION REGARDING ANCORA ADVISORS LLC

Ancora Advisors LLC, One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122 (the “Advisor”) is the Funds’ investment adviser.  Prior to July 1, 2006, Richard A. Barone owned 83% of the voting membership units in the Advisor (the “Voting Units”).  Effective July 1, 2006, Mr. Barone sold some of his Voting Units, representing 46.7% of the outstanding Voting Units, to Ancora Partners LLC.  Ancora Partners LLC is a shareholder of the Advisor and controlled by Mr. Barone.  Also effective July 1, 2006, certain other investors purchased nonvoting membership units in the Advisor (the “Nonvoting Units”).  As a result of these transactions, Mr. Barone’s ownership interest in the Advisor decreased from 83% to 24.3%.  Mr. Barone, however, still maintains voting control in the Advisor because he currently owns 36.67% of the Voting Units directly and owns an additional 30.93% of the Voting Units indirectly through his ownership of Ancora Partners LLC.

Under the Advisor’s operating agreement, which governs the business operations of the Advisor and the rights of its investors, the Nonvoting Units will convert to Voting Units on November 1, 2006 (the “Transaction”).  As a result of the Transaction (i) Mr. Barone will own 11% of the Voting Units directly and 20% of the Voting Units indirectly through his ownership of Ancora Partners LLC and (ii) persons other than Mr. Barone and Ancora Partners LLC will own 69% of the Voting Units.

Under the 1940 Act, the Transaction may be deemed to result in a change of control of the Advisor and may therefore constitute an “assignment” of the investment advisory agreement that is currently in effect between the Trust on behalf of each Fund and the Advisor
(the “Existing Agreement”).  As required by the 1940 Act, the Existing Agreement provides for its automatic termination upon its assignment.  Accordingly, in anticipation of the Transaction, the Board has approved a new investment advisory agreement between the Trust on behalf of each Fund and the Advisor (the “New Agreement”).  The New Agreement contains substantially the same terms as the Existing Agreement, differing only in the effective and termination dates and with minor updating changes.

The table below lists the names, addresses and principal occupation of each manager, officer and Executive Committee member of the Advisor presently, and following the Transaction:

Name and Address	Principal Occupation(s)
Richard A. Barone One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122

Portfolio Manager of the Ancora Funds since 2004.

Chairman and Manager of Ancora Advisors LLC since 2003.

Member of the Executive Committee of the Ancora entities since 2006.

Chairman and Director of Ancora Securities, Inc. since 2000.

Chairman and Director of Ancora Capital Inc. since 2002.

Frederick D. DiSanto One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	Manager of Ancora Advisors LLC since 2006. President and Chief Executive Officer of Ancora Advisors LLC since 2006. Member of the Executive Committee of the Ancora entities since 2006.
Denis J. Amato One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122

Portfolio Manager of Ancora Equity Fund, Ancora Specialty Opportunity Fund and Ancora Homeland Security Fund  since 2006.

Manager of Ancora Advisors LLC since 2006.

Member of the Executive Committee of the Ancora entities since 2006.

Bradley A. Zucker One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122

Chief Financial Officer and Director of Ancora Securities, Inc. since 2001.

Chief Financial Officer and Director of Ancora Capital, Inc. since 2002.

Chief Financial Officer of Ancora Advisors LLC since 2003.

Secretary of the Ancora Funds since 2004.

Member of the Executive Committee of the Ancora entities since 2006.

The table below lists the names and addresses or each person or entity, that following the Transaction, will have a Voting Unit interest in the Advisor and such person’s or entity’s percentage Voting Unit interest:

Name and Address	Percentage Voting Unit Interest
Frederick D. DiSanto One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	22%
Ancora Partners LLC One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	20%
Denis J. Amato One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	17%
Richard A. Barone One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	11%
James Bernard One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	10%
Ancora Capital, Inc. One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	7%
Brian Hopkins One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	7%
Christopher Barone One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	1.5%
Jeremy Scacco One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	1.5%
Eric Woidke One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	1.5%
Bradley A. Zucker One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122	1.5%

DESCRIPTION OF THE EXISTING AGREEMENT

The Existing Agreement was last approved by the Board on February 8, 2006, and was continued for a term of one year.  The Existing Agreement was first submitted to a vote of the Board on November 15, 2003.  Under the terms of the Existing Agreement, the Existing Agreement terminates immediately in the event of its assignment.

As compensation for the Advisor’s services rendered to the Funds, each of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund and Ancora Homeland Security Fund pays a fee, computed and paid monthly, at an annual rate of 1% of such Fund’s average daily net assets, and Ancora Bancshares pays a fee computed and paid monthly, at an annual rate of 1.5% of the Fund’s average daily net assets.  For Ancora Income Fund, the Advisor has agreed to waive the management fees, to the extent of the management fee, in order to limit total annual operating expenses for such Fund to 2% for the Class C shares and 1.75% for the Class D shares.  These waivers may be discontinued at any time.  For the 2005 fiscal year, the following amounts of management fees were paid by the Funds to the Advisor: Ancora Income Fund, $138,873 (net of fee waiver); Ancora Equity Fund, $119,227; Ancora Special Opportunities Fund, $103,392; and Ancora Bancshares, $38,862. Because Ancora Homeland Security Fund commenced in 2006, it did not pay a fee for 2005.

APPROVAL OF THE NEW AGREEMENT BY THE SHAREHOLDERS

The Meeting has been called for the purpose of considering, on behalf of each Fund, the New Agreement as a result of the Transaction.  The Shareholders of each Fund are being asked to approve, on behalf of each Fund, the New Agreement between the Trust and the Advisor.  The New Agreement contains substantially the same terms as the Existing Agreement, differing only in the effective and termination dates and with minor updating changes.

The Board, at a meeting held on August 9, 2006, carefully considered the impact of the Transaction and the terms of the New Agreement on each Fund.  The Board, for the reasons discussed below in “Board Considerations Regarding the New Agreement,” unanimously approved the New Agreement and the Board unanimously recommended that the Shareholders approve the New Agreement so that the Advisor can continue to manage the Funds after the Transaction on substantially the same terms as currently in effect.

BOARD CONSIDERATIONS REGARDING THE NEW AGREEMENT

In determining whether to approve the New Agreement, the Board, including the Interested Trustee, considered the fairness and reasonableness of the terms of the New Agreement with respect to each Fund.  The Board considered the factors discussed below, among others.  No single factor determined whether the Board approved the New Agreement.  Instead, the Board made its decision based on a totality of the circumstances.

Nature, Extent and Quality of Services

The Board concluded that the Advisor has a high level of expertise in managing assets of the type held by the Funds and that the services that have been provided by the Advisor to the Funds are of high quality.

With respect to Ancora Income Fund, the Board considered that the Fund is actively managed compared to other income funds.  The Board also noted that the Advisor seeks to obtain better results than a typical income fund might expect by diligently seeking out convertible securities that become available at a price lower than their underlying value.  With respect to Ancora Equity Fund and Ancora Special Opportunity Fund, the Board considered that both Funds are actively managed.

The Board noted that the management fee for Ancora Bancshares is 1.5%; however, the Board noted that the Fund will be actively managed.  The Board also noted that since most community banks are not followed by analysts, all research will be originated internally.  For example, the Advisor will conduct interviews of management and directors of community banks and evaluate a bank’s performance in the community it is intended to serve.  The Board noted that Robert N. Barone, co-portfolio manager of Ancora Bancshares and a prior Professor of Economics, started a bank in 1985 and ran it successfully until he sold it in 1998.  Robert N. Barone has also served as Chairman and Director of the Federal Home Loan Bank of San Francisco.

Comparisons

The Board also reviewed information regarding management fees charged by advisers to other smaller funds.  This chart showed that the 1.0% management fee charged to the Funds, other than Ancora Bancshares, is below the median fee paid by other comparably sized funds, and the 1.5% fee charged to Ancora Bancshares is approximately the median fee paid by comparably sized funds.  In light of these comparisons, the Board concluded that the terms of the New Agreement are fair and reasonable.  The Board also noted that the Advisor does not benefit from any “soft dollar” or similar arrangements with respect to the Funds.

Investment Performance

The Board also reviewed the recent investment performance of the Funds.  Generally, for the year 2005, the Funds performed close to or above the comparable indexes. The only exception was Ancora Bancshares, which was underinvested at the commencement of operations and therefore missed a run-up in prices of bank stocks in 2005.

Through the first six months of 2006, Ancora Bancshares performed in line with its comparable index, Ancora Income performed above its index, and Ancora Equity and Special Opportunity have underperformed to date.  The Ancora Homeland Security Fund did not exist for the entire six-month period.  Overall, the Board determined that the recent performance of the Funds has been satisfactory.

Cost and Profitability

The Board also considered the profitability of the New Agreement to the Advisor and to Ancora Securities, Inc., an affiliate of the Advisor.  The Board noted that the Funds are not expected to have substantial assets for some time, and, therefore, it is not anticipated that the New Agreement will be particularly profitable to the Advisor.  The Board reviewed cost data showing that the profits made by the Adviser and its affiliates in respect of their activities on behalf of the Funds were quite modest.  The Board noted that at this time the Advisor’s compensation is not high relative to the experience of the Advisor and the nature and quality of the services performed by the Advisor.

With respect to Ancora Securities, Inc., the Board considered the reasonableness of brokerage commissions paid.  The Board determined that the commissions paid to Ancora Securities, Inc. are reasonable relative to the market rates. Moreover, the volume of such commissions was not significant.

Economies of Scale

The Board noted that at this time, the fee structure does not account for the benefit of economies of scale because the Funds have insufficient assets for economies of scale to be realized.  Currently, the fee structure provides for a flat percentage rate.  Once assets under management grow to substantially higher levels, economies of scale may begin to take effect and benefit the Advisor.  At such future time, it may be appropriate for the Board to review the fee structure to determine whether the management fees as a percent of assets under management might be reduced.  The Board noted that any such discussion was premature at this time since assets would have to grow substantially above current levels before economies of scale would be realized for the Advisor.

Other Factors

The Board also noted that the Management Agreement is terminable by either party on 60 days notice.  The Board noted that, under the requirements of the 1940 Act, it would regularly review the terms of the New Agreement in light of changing conditions and seek to amend or terminate the New Agreement as necessary.

After its consideration of the above, the Board concluded that the terms of the Management Agreement continued to be fair and reasonable and in the best interests of each Fund and its respective shareholders.

BOARD RECOMMENDATION ON PROPOSAL 2

The Board unanimously recommends a vote “For” the new investment advisory agreement between the Trust on behalf of each Fund and the Advisor.

PROPOSAL 3

OTHER BUSINESS

The Board has not been informed and is not aware that any other business will be brought before the Meeting other than the matters set forth in this Proxy Statement.  However, it is the intention of the persons named as proxies in the enclosed proxy card(s) to vote the shares represented by such proxy card(s) in accordance with their best judgment with respect to any other matter that may be properly presented to the Meeting or any adjournment thereof.  By signing and returning your proxy card(s), you give the persons acting as proxies discretionary voting authority as to any such matters.

GENERAL INFORMATION

FAILURE OF SHAREHOLDERS TO APPROVE ANY PROPOSAL

The failure to approve any proposal by the shareholders of one Fund will not affect the approval of such proposal by the shareholders of another Fund.  If the shareholders of any Fund should fail to approve the New Agreement, the Board shall meet to consider appropriate action for such Fund, consistent with its fiduciary duties to such Fund.  In accordance with 1940 Act, such actions may include obtaining for such Fund interim investment advisory services from the Advisor or from another advisory organization at a compensation rate no greater than the compensation the Advisor would have received under the New Agreement.  Thereafter, the Board would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements.

SOLICITATION AND VOTING INFORMATION

Quorum

Thirty percent (30%) of the aggregate number of shares of a Fund, entitled to vote at the Meeting, shall be necessary to constitute a quorum for the transaction of business by such Fund at the Meeting.

If the necessary quorum to transact business for any Fund, or the vote required to approve any proposal by any Fund, is not obtained at the Meeting, the persons named as proxies may propose, in their discretion, one or more adjournments of the Meeting to permit further solicitation of proxies.  The affirmative vote of the holders of any shares of each Fund present, in person or by proxy, at the Meeting shall be sufficient for adjournment.  The persons named as proxies will vote “For” any adjournment those proxies which instruct them to vote for a proposal and will vote “Against” any adjournment those proxies which instruct them to vote against a proposal.

Required Vote

Under Section 3 of Article V of the Declaration of Trust, the affirmative vote at the Meeting of a plurality of the shares of a Fund, entitled to vote, is required to elect a Trustee with respect to such Fund.  Under the 1940 Act, the affirmative vote at the Meeting of a majority of the outstanding shares of a Fund is required to approve the New Agreement with respect to such Fund.  For each Fund, a “majority” under the 1940 Act means the vote at the Meeting of: (i) at least 67% of the shares of a Fund present at the Meeting, if the holders of more than 50% of such Fund’s shares, entitled to vote, are present or represented by proxy at the Meeting; or (ii) more than 50% of the shares of a Fund entitled to vote, whichever is less.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

A proxy may be revoked at any time prior to its use by: (i) written notice of its revocation to the Chairman of the Board at the above address prior to the Meeting; (ii) the subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.  Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted with respect to a particular proposal.  Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote as to a particular proposal.  Accordingly, Shareholders are urged to forward their voting instructions promptly.

Proxy Solicitation

Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement and the accompanying proxy card(s).  Proxies also may be solicited in person, by telephone, or by facsimile.

Expenses in connection with the solicitation of proxies will be borne by the Advisor.  Upon request, the Advisor will reimburse attorneys, brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record.

OFFICERS OF THE TRUST

The table below lists the officers of the Trust, their age, current positions held with the Trust, length of time served, term of office, and principal occupations during the last five years:

Name, Address and Age	Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard A. Barone One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122, 63	Director, Chairman and Portfolio Manager	Since January 2004

Portfolio Manager of the Ancora Funds since 2004; Chairman and Manager of Ancora Advisors LLC since 2003; Chairman and Director of Ancora Capital, Inc. since 2002; Chairman and Director of Ancora Securities, Inc. since 2000; member of the Executive Committee of the Ancora entities since 2006; Portfolio Manager of Fifth Third Investment Advisors from 2001 to 2003; Chief Executive Officer of Maxus Investment Group (financial services) until 2001; Portfolio Manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund until 2001; member of the Board of Directors of The Stephen Company (personal grooming products).

Bradley A. Zucker One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122, 33	Secretary	Since January 2004

Secretary of the Ancora Funds since 2004; Chief Financial Officer and Director of Ancora Capital, Inc. since 2002; Chief Financial Officer and Director of Ancora Securities, Inc. since 2001; Chief Financial Officer of Ancora Advisors LLC since 2003; member of the Executive Committee of the Ancora entities since 2006.

David W. Kuhr One Chagrin Highlands 2000 Auburn Drive Suite 300 Cleveland, Ohio 44122, 45	Chief Compliance Officer	Since August 2004

Chief Compliance Officer of the Ancora Funds since 2004; Chief Compliance Officer of Ancora Advisors LLC since 2004; Director of Compliance of Ancora Securities, Inc. since 2003; Director of Compliance of Ancora Capital, Inc. since 2003; Director of Compliance for Aris Corporation of America and subsidiaries until 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

The accounting firm of Cohen McCurdy, Ltd. (“Cohen McCurdy”) has been selected as the independent public accounting firm for the Trust on behalf of each Fund for the current fiscal year.  Cohen McCurdy, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Funds.  During fiscal years 2004 and 2005, Cohen McCurdy also served as the Trust’s independent public accounting firm.

Representatives of Cohen McCurdy are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees; Audit-Related Fees; Tax Fees; All Other Fees

Cohen McCurdy billed the Trust the following aggregate fees for the Trust’s fiscal years ended December 31, 2004 and December 31, 2005:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2004	$36,255	$0	$4,300	$0
2005	$38,865	$1,000	$4,500	$0

Audit fees include amounts related to the audit of each Fund’s annual financial statements.  Audit-related fees include the review of the Funds’ semi-annual financial statements and dividend calculations and the review of the Trust’s Annual Registration Statement that is filed with the U.S. Securities and Exchange Commission.  Tax fees include amounts related to federal, state and excise tax return preparation, and tax advice, planning and compliance.

There were no fees, in addition to audit, audit-related and tax fees, billed by Cohen McCurdy for services rendered to the Trust during the Trust’s last two fiscal years.

The Audit Committee has not adopted pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X.  The Audit Committee pre-approves all audit and non-audit services provided by any independent auditors engaged by the Trust and any permissible non-audit services provided to its service affiliates, which have an impact on any Fund.  The Audit Committee approves the engagement of the independent auditors, and a majority of the Independent Trustees approves the engagement.

McCurdy & Associates CPA’s, Inc., an independent public accounting firm that previously shared a common owner with Cohen McCurdy, billed the Advisor and Ancora Capital, Inc. (“Ancora Capital”), a company that is under common control with the Advisor and that provides ongoing services to the Trust and/or the Funds, the following aggregate, fees for each of the Advisor’s and Ancora Capital’s fiscal years ended December 31, 2004 and
December 31, 2005:

Company	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Ancora Advisors LLC	2004	$0	$0	$5,711	$0
	2005	$0	$0	$0	$0
Ancora Capital, Inc.	2004	$0	$0	$7,300	$0
	2005	$0	$0	$0	$0

Cohen McCurdy billed Ancora Securities, Inc. (“Ancora Securities”), a company that is under common control with the Advisor and that provides ongoing services to the Trust and/or the Funds, the following aggregate fees for Ancora Securities’ fiscal years ended
December 31, 2004 and December 31, 2005:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2004	$14,350	$0	$0	$0
2005	$15,300	$0	$0	$0

The Audit Committee has considered whether the provision of non-audit services to the Advisor, and any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust and the Funds, that were not pre-approved, is compatible with maintaining Cohen McCurdy’s independence and has concluded that the provision of any such non-audit services is compatible with maintaining Cohen McCurdy’s independence.

SERVICE PROVIDERS

The Distributor for shares of the Funds is Ancora Securities LLC.  The Distributor’s address is One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122.

U.S. Bank N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, Ohio 45202 is the custodian for each Fund’s securities and cash.

Mutual Shareholder Services 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 is each Fund’s transfer, redemption and dividend distributing agent.

Cohen McCurdy Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, have been appointed as independent accountants for the Funds.

McDonald Hopkins Co., LPA, 600 Superior Avenue E., Cleveland, Ohio 44114, is legal counsel to the Funds and to the Advisor.

By Order of the Board of Trustees

  /s/ Richard A. Barone

-----------------------------

Richard A. Barone,

Chairman of the Board of Trustees, Ancora Trust

 August 30, 2006

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#

APPENDIX A

SHARES OF BENEFICIAL INTEREST OF EACH FUND

The number of the shares of beneficial interest of each Fund of the Trust outstanding and entitled to vote at the Meeting as of the close of business on August 10, 2006 are set forth in the chart below:

Fund	Number of Shares
Ancora Income Fund	1,798,153.95
Ancora Equity Fund	1,473,881.86
Ancora Special Opportunity Fund	2,714,432.95
Ancora Bancshares	213,802.76
Ancora Homeland Security Fund	335,449.55

{912438:7}

ANCORA TRUST

Ancora Income Fund

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Richard A. Barone and David W. Kuhr, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares, and Ancora Homeland Security Fund, to be held at the offices of Ancora Capital, located at 2000 Auburn Drive, Cleveland, Ohio.  The Meeting will be held in the building’s first floor meeting room on Thursday, October 5, 2006, at 10:00 a.m. Eastern Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The proposals affecting your Fund are listed on the reverse side.  Be sure to read the detailed discussion of these proposals in the Proxy Statement.

Dated: ___________________, 2006

(Please sign exactly as name appears at left.  If stock is owned by more than one person, all owners should sign.  Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Print Name and Title (if applicable)

Signature

Print Name and Title (if applicable)

Signature

BE SURE TO SIGN YOUR PROXY CARD!

{912438:7}

Shares represented by this proxy will be voted as directed by the Shareholder.

IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil.  Do not use red ink.

Proposal 1.

For the Ancora Income Fund to elect the following five individuals as Trustees of the Board of Ancora Trust:

1.

Raj Aggarwal

2.

Richard A. Barone

3.

Donald Lerner

4.

Anne Peterson Ogan

5.

Austin J. Mulhern

FOR

AGAINST

      FOR ALL EXCEPT

ABSTAIN

To withhold authority to vote for one or more nominees for Trustee, write the nominee's number(s) on line below.

-----------------------

Proposal 2.

For the Ancora Income Fund to approve a new investment advisory agreement between Ancora Trust and Ancora Advisors LLC.

FOR

AGAINST

ABSTAIN

{912438:7}

ANCORA TRUST

Ancora Equity Fund

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Richard A. Barone and David W. Kuhr, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares, and Ancora Homeland Security Fund, to be held at the offices of Ancora Capital, located at 2000 Auburn Drive, Cleveland, Ohio.  The Meeting will be held in the building’s first floor meeting room on Thursday, October 5, 2006, at 10:00 a.m. Eastern Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The proposals affecting your Fund are listed on the reverse side.  Be sure to read the detailed discussion of these proposals in the Proxy Statement.

Dated: ___________________, 2006

(Please sign exactly as name appears at left.  If stock is owned by more than one person, all owners should sign.  Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Print Name and Title (if applicable)

Signature

Print Name and Title (if applicable)

Signature

BE SURE TO SIGN YOUR PROXY CARD!

{912438:7}

Shares represented by this proxy will be voted as directed by the Shareholder.

IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil.  Do not use red ink.

Proposal 1.

For the Ancora Equity Fund to elect the following five individuals as Trustees of the Board of Ancora Trust:

1.

Raj Aggarwal

2.

Richard A. Barone

3.

Donald Lerner

4.

Anne Peterson Ogan

5.

Austin J. Mulhern

FOR

AGAINST

      FOR ALL EXCEPT

ABSTAIN

To withhold authority to vote for one or more nominees for Trustee, write the nominee's number(s) on line below.

-----------------------

Proposal 2.

For the Ancora Equity Fund to approve a new investment advisory agreement between Ancora Trust and Ancora Advisors LLC.

FOR

AGAINST

ABSTAIN

{912438:7}

ANCORA TRUST

Ancora Special Opportunity Fund

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Richard A. Barone and David W. Kuhr, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares, and Ancora Homeland Security Fund, to be held at the offices of Ancora Capital, located at 2000 Auburn Drive, Cleveland, Ohio.  The Meeting will be held in the building’s first floor meeting room on Thursday, October 5, 2006, at 10:00 a.m. Eastern Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The proposals affecting your Fund are listed on the reverse side.  Be sure to read the detailed discussion of these proposals in the Proxy Statement.

Dated: ___________________, 2006

(Please sign exactly as name appears at left.  If stock is owned by more than one person, all owners should sign.  Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Print Name and Title (if applicable)

Signature

Print Name and Title (if applicable)

Signature

BE SURE TO SIGN YOUR PROXY CARD!

{912438:7}

Shares represented by this proxy will be voted as directed by the Shareholder.

IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil.  Do not use red ink.

Proposal 1.

For the Ancora Special Opportunity Fund to elect the following five individuals as Trustees of the Board of Ancora Trust:

1.

Raj Aggarwal

2.

Richard A. Barone

3.

Donald Lerner

4.

Anne Peterson Ogan

5.

Austin J. Mulhern

FOR

AGAINST

      FOR ALL EXCEPT

ABSTAIN

To withhold authority to vote for one or more nominees for Trustee, write the nominee's number(s) on line below.

-----------------------

Proposal 2.

For the Ancora Special Opportunity Fund to approve a new investment advisory agreement between Ancora Trust and Ancora Advisors LLC.

FOR

AGAINST

ABSTAIN

{912438:7}

ANCORA TRUST

Ancora Bancshares

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Richard A. Barone and David W. Kuhr, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares, and Ancora Homeland Security Fund, to be held at the offices of Ancora Capital, located at 2000 Auburn Drive, Cleveland, Ohio.  The Meeting will be held in the building’s first floor meeting room on Thursday, October 5, 2006, at 10:00 a.m. Eastern Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The proposals affecting your Fund are listed on the reverse side.  Be sure to read the detailed discussion of these proposals in the Proxy Statement.

Dated: ___________________, 2006

(Please sign exactly as name appears at left.  If stock is owned by more than one person, all owners should sign.  Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Print Name and Title (if applicable)

Signature

Print Name and Title (if applicable)

Signature

BE SURE TO SIGN YOUR PROXY CARD!

{912438:7}

Shares represented by this proxy will be voted as directed by the Shareholder.

IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil.  Do not use red ink.

Proposal 1.

For Ancora Bancshares to elect the following five individuals as Trustees of the Board of Ancora Trust:

1.

Raj Aggarwal

2.

Richard A. Barone

3.

Donald Lerner

4.

Anne Peterson Ogan

5.

Austin J. Mulhern

FOR

AGAINST

      FOR ALL EXCEPT

ABSTAIN

To withhold authority to vote for one or more nominees for Trustee, write the nominee's number(s) on line below.

-----------------------

Proposal 2.

For Ancora Bancshares to approve a new investment advisory agreement between Ancora Trust and Ancora Advisors LLC.

FOR

AGAINST

ABSTAIN

{912438:7}

ANCORA TRUST

Ancora Homeland Security Fund

Revocable Proxy for Special Meeting of Shareholders.  This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Richard A. Barone and David W. Kuhr, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares, and Ancora Homeland Security Fund, to be held at the offices Ancora Capital, located at 2000 Auburn Drive, Cleveland, Ohio.  The Meeting will be held in the building’s first floor meeting room on Thursday, October 5, 2006, at 10:00 a.m. Eastern Time, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The proposals affecting your Fund are listed on the reverse side.  Be sure to read the detailed discussion of these proposals in the Proxy Statement.

Dated: ___________________, 2006

(Please sign exactly as name appears at left.  If stock is owned by more than one person, all owners should sign.  Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Print Name and Title (if applicable)

Signature

Print Name and Title (if applicable)

Signature

BE SURE TO SIGN YOUR PROXY CARD!

{912438:7}

Shares represented by this proxy will be voted as directed by the Shareholder.

IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil.  Do not use red ink.

Proposal 1.

For the Ancora Homeland Security Fund to elect the following five individuals as Trustees of the Board of Ancora Trust:

1.

Raj Aggarwal

2.

Richard A. Barone

3.

Donald Lerner

4.

Anne Peterson Ogan

5.

Austin J. Mulhern

FOR

AGAINST

      FOR ALL EXCEPT

ABSTAIN

To withhold authority to vote for one or more nominees for Trustee, write the nominee's number(s) on line below.

-----------------------

Proposal 2.

For the Ancora Homeland Security Fund to approve a new investment advisory agreement between Ancora Trust and Ancora Advisors LLC.

FOR

AGAINST

ABSTAIN

{912438:7}